UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 15, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-12494                 62-154718
(State or Other Jurisdiction     (Commission File         (I.R.S. Employer
    of Incorporation)                 Number)            Indetification No.)

                      Suite 500, 2030 Hamilton Place Blvd,
                   Chattanooga, TN 37421 (Address of principal
                      executive office, including zip code)

                                 (423) 855-0001
                         (Registrant's telephone number,
                              including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

     Effective June 15, 2005, CBL & Associates Limited Partnership, which is the operating partnership of CBL & Associates Properties, Inc. (the "Company"), executed the Third Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership (the "Agreement"). The purpose of the Agreement was (i) to simplify the operating partnership's limited partnership agreement by combining the Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership and four subsequent amendments thereto into one agreement and (ii) to revise the Agreement to reflect the impact of the previously announced two-for-one stock split of the Company that was effective on June 15, 2005.

     The  Agreement is attached as Exhibit  10.1 to this Current  Report on Form
8-K.


Item 9.01 Financial Statements and Exhibits

(a)       Financial Statements of Businesses Acquired

          Not applicable

(b)       Pro Forma Financial Information

          Not applicable

(c)       Exhibits


10.1 Third Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, dated June 15, 2005

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CBL & ASSOCIATES PROPERTIES, INC.


                                                 /s/ John N. Foy
                                     ----------------------------------------
                                                   John N. Foy
                                                 Vice Chairman,
                                      Chief Financial Officer and Treasurer
                                       (Authorized Officer of the Registrant,
                                            Principal Financial Officer and
                                           Principal Accounting Officer)

Date: June 21, 2005